Filed by Irvine Sensors Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Irvine Sensors Corporation

Commission File No.: 001-08402

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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IRVINE SENSORS CORPORATION
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The Transformation of Irvine Sensors

Singular Research Conference

Bill Joll

President & CEO October 26, 2011

Safe Harbor Statement

All statements included or incorporated by reference in these slides, other than statements or characterizations of historical fact, are forward looking. These forward looking statements include guidance we will provide on our future operating results as well as the prospects for our various businesses and the development and status of new products and technologies. These forward looking statements and our assumptions about the factors that influence them, are based on the limited information available to us at this date. Such information is subject to change, and we may not inform you when changes occur. We do not undertake any obligation to revise or update publicly any forward looking statement, except as required by law.

Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those described in statements you hear today as a result of various factors. We refer you to our current Form 10-K, subsequent Form 10-Qs and other filings with the SEC, which discuss some of the important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition.

Company History

Founded in 1974

Funded by over $150m in government research grants Generated over 150+ patents.

High Speed Processing

3-D Packaging/Chip Stacking

Thermal & Sensor Technologies

The Transformation to date

Branding

www.isc8. com Why OTCBB: IRSN.OB

See Wikipedia – The 8th layer

The 8th Layer is often referred to as the user, the human element in an otherwise technology based OSI model. This is precisely the focus of our Cyber security products.

Cyber attacks happen in real-time.

Now, security does too!

Smarter & Faster Security

The Transformation (continued)

Experienced Executive Team

CEO – Bill Joll CFO – Dan Regalado

SVP Business Development – Joy Randels SVP Corporate Development – Marcus A. Williams Chief Strategy Officer – John Carson

New Board of Directors

Addition of a Technical Advisory Board

The Transformation (continued)

• Focused on cyber and 3-D Systems

• New cyber R&D center in Dallas, TX

Divestiture of Thermal Sold for $10m plus a royalty Systems to Vectronix stream over 5 years

(pending government approvals)

Business Systems All business systems changed for increased business efficiencies

Our Mission

Driving the world’s security solutions by delivering innovative technologies that translate into real value for our customers

Product Focused

Cyber Security

3D Systems

Gartner on Cyber Security

- October 2011

“Threats continue to advance, and network security defenses must evolve to become effective against advanced targeted threats. Enterprises should require vendors to add next-generation intrusion prevention features to network security products.”

“By year-end 2014, 20% of network Intrusion Prevention Systems (IPS) installations … will include next-generation network IPS features.”

$1.4 billion market by 2014

Defining Next Generation IPS

Source – Gartner October 2011

Competition

McAfee is defining the Next Generation IPS Space

“The McAfee Network Security Platform is the first and only IPS solution to combine advanced threat prevention and application awareness into a single security decision engine.” – Source McAfee

ISC8 – Cyber Security Solution

The Next Generation IPS product

Gartner:

“While the standard x86 multicore architecture can provide increasingly high levels of price/performance, purpose-built hardware solutions will play a major role in dealing with encryption and other advanced evasion techniques.”

ISC8 combines its DARPA tested technology with patented hardware and powerful software to:

• Sit as a bump in the wire

• Analyze 100% of network traffic

• Provide application-level forensics

• Address known threats as well as “zero day”/ “zero hour”

• Scale to 100 Gbps bi-directional throughput

• Deliver full mitigation capabilities

Cyber Security

3D Systems

What is 3D Stacking?

Source: 3D Plus

3D Chip Stacking Market

Global 3D Chips/3D IC Market to Reach US $5.2 Billion by 2015, According to a New Report by

Global Industry Analysts, Inc.

ISC8 will focus on a subset of $5.2B

Target

$1.9B Commercial and Space Addressable Market 3D IC

market $1.89B Commercial/Space Target Addressable Market

ISC8’s Advantage in 3D Stacking

100% US based patented technology and processes

3D Products

• Memory Stacks

• QDR Memory Stacks (2-high, 4-high)

• DDR3 Memory Stacks (4-high)

QDR SRAM 288Mb DDR3 – 8Gb

• System in Stacks

• Processor + Memory

• Small packaging

• Anti-Tamper Component

• Heterogeneous Stack

• Mezzanine Board

• High Density Solid State Memory

• 256MByte, 512MByte, 1TByte configurations

• Customized configurations available

Summary

• ISC8 – a company undergoing transformation with:

• An experienced management team

• A seasoned investor led board

• A new brand & commercial focus

• ISC8 – focused on large $B++ addressable markets

• ISC8 – uniquely positioned to leverage its vast proven technology and patent portfolio in delivering:

• Suite of scalable Cyber Security products

• 3D chip stacked components and systems

• ISC8 – Over 35 years of business relationships

Safe Harbor for Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed asset sale; satisfaction of closing conditions to the consummation of the proposed asset sale; the impact of the announcement or the closing of the asset sale on Irvine Sensor’s relationships with its employees, existing customers or potential future customers; and such other risks detailed in Irvine Sensor’s Quarterly Report on Form 10-Q filed with the SEC on August 18, 2011, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements contained in this customer and partner letter speak only as of the date hereof. Irvine Sensors assumes no obligation to update any forward-looking statement contained in this presentation.

Additional Information about the Asset Sale and Where to Find It

Irvine Sensors plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a definitive proxy statement in connection with the proposed asset sale. The definitive proxy statement will contain important information about the proposed asset sale and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by Irvine Sensors through the SEC’s website at www.sec.gov and from Irvine Sensors upon written request addressed to our corporate secretary at Irvine Sensors Corporation, 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626, or by going to www.irvine-sensors.com.

Irvine Sensors and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Irvine Sensors in connection with the proposed asset sale. Information regarding the interests of these executive officers and directors in the transaction described herein will be included in the definitive proxy statement described above. Additional information regarding these executive officers and directors is also included in Irvine Sensors’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on January 28, 2011, and is supplemented by other public filings made, and to be made, with the SEC by Irvine Sensors. The proxy statement for the 2011 Annual Meeting of Stockholders and other public filings are available free of charge through the SEC’s website at www.sec.gov and from Irvine Sensors upon written request addressed to our corporate secretary at Irvine Sensors Corporation, 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626, or by going to www.irvine-sensors.com.